UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2005

Coinmach Corporation

(Exact name of registrant as specified in its charter)

Delaware	033-49830	53-0188589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Sunnyside Boulevard Suite 70, Plainview, New York		11803

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 349-8555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES
EX-99.1: PRESS RELEASE

Item 7.01. Regulation FD Disclosure.

On May 25, 2005, Coinmach Service Corp., our parent, announced its consolidated results of operations for the three-month period ended March 31, 2005. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference and is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

Item 9.01. Financial Statement and Exhibits

(c) Exhibits

99.1 Press release, dated May 25, 2005, issued by Coinmach Service Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Corporation

Dated: May 25, 2005	By:	/s/ Robert M. Doyle

		Name:	Robert M. Doyle
		Title:	Chief Financial Officer, Senior Vice President, Secretary and Treasurer